UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 9, 2020 (December 20, 2019)

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

Not Applicable

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693-02	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Ferrellgas Partners, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Partners Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	FGP	New York Stock Exchange

Explanatory Note

This Amendment No. 1 to Form 8-K amends and supplements the Form 8-K filed by Ferrellgas Partners, L.P. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on December 20, 2019 (the “Original 8-K”), pursuant to which the Company initially disclosed its intent to voluntarily delist its common units from the New York Stock Exchange (the “NYSE”) and that it had issued a press release announcing that intent. The Company is filing this Amendment No. 1 to update and supplement certain information provided in the Original 8-K and the press release.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously announced on December 20, 2019, the Company notified the NYSE of its intention to voluntarily delist.

The Company filed with the SEC on December 30, 2019 a Form 25 relating to the delisting of its common units and anticipates that the delisting of its common units will become effective on January 10, 2020, prior to market open. The Company expects that its common units will trade on the OTC Pink market under the ticker symbol: FGPR. The Company will remain subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company previously intended to apply to have its common units quoted on the OTCQB tier of the OTC Markets.  After further consideration, particularly in light of the expectation that any OTC Markets listing will be temporary, the Company no longer intends to apply to have its common units quoted on the OTCQB and instead expects that its common units will trade on the OTC Pink market.

Item 7.01 Regulation FD Disclosure

On January 9, 2019, the Company issued a press release to update and supplement the press release issued on December 20, 2019 regarding its voluntary delisting from the NYSE. A copy of the press release is attached as Exhibit 99.1.

The information in this Item 7.01 of this Amendment No. 1 to Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 — Press release of Ferrellgas Partners, L.P. dated January 9, 2020, regarding its voluntary delisting from the NYSE.

Exhibit Index

Exhibit No.	Description
99.1	Press release of Ferrellgas Partners, L.P. dated January 9, 2020, regarding its voluntary delisting from the NYSE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

Date: January 9, 2020	By:	/s/ William E. Ruisinger
Chief Financial Officer

Ferrellgas Partners Finance Corp.

Date: January 9, 2020	By:	/s/ William E. Ruisinger
Chief Financial Officer and Sole Director

Ferrellgas, L.P.

Date: January 9, 2020	By:	/s/ William E. Ruisinger
Chief Financial Officer

Ferrellgas Finance Corp.

Date: January 9, 2020	By:	/s/ William E. Ruisinger
Chief Financial Officer and Sole Director